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Exhibit 10.5

AMENDMENT NO. 2 TO AMENDED AND RESTATED SECURITIES HOLDERS AGREEMENT

        AMENDMENT NO. 2 (the "Amendment"), to the Amended and Restated Securities Holders Agreement, dated as of June 28, 2000, by and among Acapulco Acquisition Corp. ("Acquisition Corp."), Bruckmann, Rosser, Sherrill & Co., L.P., Furman Selz Investors II, L.P. and the other investors party thereto, as amended (the "Securities Holders Agreement"), is made as of this 23rd day of September, 2002.

Background

        A.    Acquisition Corp. has requested that the Securities Holders Agreement be amended upon the terms and conditions contained herein.

        B.    Defined terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Holders Agreement.

Terms

ARTICLE I AMENDMENTS

        1.1.  Section 3.4(c) of the Securities Holders Agreement is hereby amended in its entirety to read as follows:

    "3.4(c)    Notwithstanding the foregoing, no Investor shall be entitled to purchase Maintenance Securities as contemplated by this Section 3.4 (and no Section 3.4 Notice shall be required) in connection with (i) the grant or exercise of options to purchase Common Stock Equivalents, or the issuance of shares of Common Stock Equivalents, to employees, officers and directors of Acquisition Corp. or any of its subsidiaries pursuant to any employee benefit plan, incentive award program or other employee compensation arrangement, plan or program so long as the number of such Common Stock Equivalents do not exceed 17.5% of the number of shares of Common Stock (on a fully diluted basis) immediately following the Closing, (ii) the issuance of Section 3.4 Preferred Stock or Common Stock Equivalents upon the conversion, exercise or exchange of, or as required by the terms of, outstanding securities (other than securities issued in violation of this Agreement), in accordance with their original terms (including, without limitation, the issuance of shares of Common Stock upon the exercise of any Warrants), (iii) the issuance of Section 3.4 Preferred Stock or Common Stock Equivalents pursuant to any stock split, stock dividend or other similar stock recapitalization, (iv) any underwritten public offering and (v) the issuance of Common Stock Equivalents to any person other than BRS, FSI or any of their respective Affiliates that represent, in the aggregate on a fully diluted basis, less than 15% of the Common Stock outstanding on a fully diluted basis immediately following the Closing. Notwithstanding the foregoing, Canterbury Mezzanine II, Blackstone Partners and Blackstone Holdings shall not be entitled to purchase Maintenance Securities as contemplated by this Section 3.4 in connection with the issuance of Common Stock Equivalents if the antidilution provisions set forth in Section 12 of their respective Warrant Agreements adjust the terms of the Warrants as a result of the issuance of such Common Stock Equivalents."

        1.2.  Exhibit A to the Securities Holders Agreement is hereby amended in its entirety and replaced with Exhibit A hereto.

        1.3.  Section 1.1 of the Amendment shall become effective upon its execution by (i) the Investors described in Section 6.1 (i), (ii), (iii), (iv), (v) and (vi) of the Securities Holders Agreement and (ii) the Investors holding a majority of the outstanding shares of Common Stock on a fully diluted basis (as such term is used in Section 6.1 of the Securities Holders Agreement).

        1.4.  Section 1.2 of the Amendment shall become effective upon the issuance and sale to Frederick Wolfe of 325 shares of Series C 15% Cumulative Compounding Participating Preferred Stock, par value

$0.001, pursuant to a Restricted Stock Agreement, dated as of the date hereof, by and between Acquisition Corp. and Frederick Wolfe.

ARTICLE II WAIVER

        2.1.  Each Investor hereby waives notice contemplated by Section 3.4 of the Securities Holders Agreement in connection with the proposed issuance to Frederick Wolfe to acquire options of 13,000 shares of Common Stock.

ARTICLE III MISCELLANEOUS

        3.1.  The validity, performance, construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of New York, without giving effect to principles of conflicts of law, except to the extent that Delaware law shall be mandatorily applicable. Each party hereto, for itself and its successors and assigns, irrevocably agrees that any suit, action or proceeding arising out of or relating to this Amendment shall be instituted only in the United States District Court for the Southern District of New York, United States of America or in the absence of jurisdiction, the Supreme Court of New York located in New York City and generally and unconditionally accepts and irrevocably submits to the exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby from which no appeal has been taken or is available in connection with this Amendment. Each party, for itself and its successors and assigns, irrevocably waives any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the grounds of forum non conveniens, in the aforesaid courts. Each party for itself and its successors and assigns, irrevocably agrees that all process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 6.6 of the Securities Holders Agreement or at such other address of which the other parties shall have been notified in accordance with the provisions of Section 6.6 of the Securities Holders Agreement, such service being hereby acknowledged by the parties to be effective and binding service in every respect. Nothing shall affect the right to serve process in any other manner permitted by law.

        3.2.  In the event that any provision of this Amendment or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Amendment.

        3.3.  Except as expressly amended hereby, the Securities Holders Agreement is and shall remain in full force and effect, and no amendment in respect of any term or condition of the Securities Holders Agreement shall be deemed to be an amendment in respect of any other term or condition contained in the Securities Holders Agreement.

        3.4.  This Amendment may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ACAPULCO ACQUISITION CORP.
By:	/s/ George P. Harbison Name: George P. Harbison Title: CFO
BRUCKMANN, ROSSER, SHERRILL & CO., L.P.
By:	BRS Partners, Limited Partnership, the general partner
By:	BRSE Associates, Inc., its general partner
By	/s/ Stephen C. Sherrill Stephen C. Sherrill Executive Vice President
BRUCKMANN, ROSSER, SHERRILL & CO. II L.P.
By:	BRSE, L.L.C., the general partner
By:	/s/ Stephen C. Sherrill Name: Stephen C. Sherrill Title:
BRUCKMANN, ROSSER, SHERRILL & CO., INC.
By:	/s/ Bruce C. Bruckman Name: Bruce C. Bruckman Title:
/s/ Harold O. Rosser II Harold O. Rosser II

/s/ Stephen C. Sherrill Stephen C. Sherrill
/s/ Donald Bruckman Donald Bruckmann
/s/ H. Virgil Sherrill H. Virgil Sherrill
/s/ Nancy Zweng Nancy Zweng
/s/ Paul D. Kaminski Paul D. Kaminski
/s/ John R. Edmonds John R. Edmonds
/s/ Marilena Tibrea Marilena Tibrea

/s/ Julie Frist Julie Frist
BCB FAMILY PARTNERS, L.P.
By:	Bruce C. Bruckmann, General Partner
By:	/s/ Bruce C. Bruckman Name: Bruce C. Bruckmann Title: General Partner
NAZ FAMILY PARTNERS. L.P.
By:	Nancy Zweng, General Partner
By:	/s/ Nancy Zweng Nancy Zweng General Partner
FURMAN SELZ INVESTORS II, L.P.
By:	FS PRIVATE INVESTMENTS L.L.C., Manager
By:	/s/ Brian P. Friedman Brian P. Friedman Managing Member
FS EMPLOYEE INVESTORS L.L.C.
By:	FS PRIVATE INVESTMENTS L.L.C., Manager
By:	/s/ Brian P. Friedman Brian P. Friedman Managing Member
FS PARALLEL FUND LP
By:	FS PRIVATE INVESTMENTS LLC, Manager
By:	/s/ Brian P. Friedman Brian P. Friedman Managing Member
/s/ Roy L. Furman Name: Roy L. Furman
/s/ David S. Harris Name: David S. Harris
BANCBOSTON INVESTMENTS INC.
By:

By:	/s/ Theresa A. Nibi Theresa A. Nibi Director
CANTERBURY MEZZANINE CAPITAL, L.P.
By:	Canterbury Capital, L.L.C., General Partner
By:	/s/ Patrick Turner Name: Patrick Turner Title: Member
CANTERBURY DETROIT PARTNERS, L.P.
By:	Canterbury Detroit, L.L.C., General Partner
By:	/s/ Patrick Turner Name: Patrick Turner Title: Member
CANTERBURY MEZZANINE CAPITAL II, L.P.
By:	Canterbury Capital II, L.L.C., its general partner
By:	/s/ Patrick Turner Name: Patrick Turner Title: Member
BLACKSTONE MEZZANINE PARTNERS L.P.
By:	Blackstone Mezzanine Associates, L.P., its general partner
By:	Blackstone Mezzanine Management Associates L.L.C., its general partner
By:	/s/ Salvatore Gentile Name: Salvatore Gentile Title: Member
BLACKSTONE MEZZANINE HOLDINGS L.P.
By:	Blackstone Mezzanine Associates, L.P., its general partner
By:	Blackstone Mezzanine Management Associates L.L.C., its general partner

By:	/s/ Salvatore Gentile Name: Salvatore Gentile Title: Member
/s/ Fortunato N. Valenti Name: Fortunato N. Valenti
/s/ Richard C. Stockinger Name: Richard C. Stockinger
/s/ Richard C. Cattani Name: Richard C. Cattani
/s/ Paul C. Emmett Name: Paul C. Emmett
/s/ Edward J. Sirhal Name: Edward J. Sirhal
/s/ Joseph Polidora Name: Joseph Polidora
/s/ Peter E. Wyss Name: Peter E. Wyss
/s/ Charles Lewis-Lamonica Name: Charles Lewis-Lamonica
/s/ John M. Forrest Name: John M. Forrest
/s/ Frederick F. Wolfe, Jr. Name: Frederick F. Wolfe, Jr.
/s/ James W. Finnerty Name: James W. Finnerty
/s/ Kenneth S. Gordon Name: Kenneth S. Gordon
/s/ Laurence B. Jones Name: Laurence B. Jones
/s/ Victor F. Broceaux Name: Victor F. Broceaux
/s/ Gordon Rose Name: Gordon Rose
/s/ Ira James Name: Ira James
/s/ Michael Corioso Name: Michael Corioso
/s/ Raymond Garcia Name: Raymond Garcia

/s/ Javier Fernandez Name: Javier Fernandez
/s/ Sergio Ramos Name: Sergio Ramos
/s/ George Theisen Name: George Theisen
/s/ John O'Neil Name: John O'Neil
/s/ George Harbison Name: George Harbison
/s/ Frank Guidara Name: Frank Guidara
/s/ Charles Rink Name: Charles Rink
/s/ Joachim Spichal Joachim Splichal and Christina Splichal, Co-trustees of the Splichal Living Trust dated 1/3/97
/s/ Christina Spichal Christina Splichal
/s/ Joachim Splichal Joachim Splichal
/s/ Sonia Ibarra Sonia Ibarra
/s/ Julee Ferguson Julee Ferguson
/s/ Leslie Ward Leslie Ward
/s/ Patrick Turner Patrick Turner
/s/ Joseph Kaufman Joseph Kaufman
Steven K. Wallace Family Trust
/s/ Steven Wallace Steven Wallace
/s/ Susan K. Nastasi Susan K. Nastasi

/s/ Beverly Place Beverly Place
/s/ Elizabeth McShane Elizabeth McShane

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Exhibit 10.5 Amendedment No. 2 to Amended and Restated Securities Holders Agreement, dated as of September 23, 2003